Fees Summary	Mar. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	818.16
Total Transaction Valuation	5,924,383.69
Total Offset Amount	0
Net Fee	$ 818.16